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                                  EXHIBIT C
     EMPLOYMENT AGREEMENT BETWEEN CALIFORNIA INTERACTIVE COMPUTING, INC.
                              AND JERRY BUCKLEY

This EMPLOYMENT AGREEMENT (this "Agreement") is made as of the 25th day of April 1997, by and between California Interactive Computing, Inc., a California corporation (the "Company"), and Jerry Buckley, an individual (the "Employee"), and is made with respect to the following facts:

RECITALS

A. The Company and the Employee wish to ensure that the Company will receive the benefit of Employee's loyalty and service.

B. In order to help ensure that the Company receives the benefit of Employee's loyalty and service, the parties desire to enter into this formal Employment Agreement to provide Employee with appropriate compensation arrangements and to assure Employee of employment stability.

C. The parties have entered into this Agreement for the purpose of setting forth the terms of employment of the Employee by the Company.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, THE PARTIES HERETO AGREE AS FOLLOWS:

1. EMPLOYMENT OF EMPLOYEE AND DUTIES. The Company hereby hires Employee and Employee hereby accepts employment upon the terms and conditions described in this Agreement. The Employee shall serve as the Director of Strategic Planning and shall report to the General Manager of the Company. The Employee's duties shall be determined by the General Manager of the Company in consultation with the Company's Board of Directors.

2. TIME AND EFFORT. Employee agrees to devote his full working time and attention to the management of the Company's business affairs, the implementation of its strategic plan, as determined by the Board of Directors, and the fulfillment of his duties and responsibilities as defined by the Company. Expenditure of a reasonable amount of time for personal matters and business and charitable activities shall not be deemed to be a breach of this Agreement, provided that those activities do not materially interfere with the services required to be rendered to the Company under this Agreement.

3. THE COMPANY'S AUTHORITY. Employee agrees to comply with the Company's rules and regulations as adopted by the Company's Board of Directors regarding performance of his duties, and to carry out and perform any orders and directions established by the Company's General Manager to whom he directly reports. Employee shall promptly notify the Company's General Manager of any objection he has to the directives and the reasons for such objection.

4. NON-COMPETITION BY EMPLOYEE. During the term of this Agreement and during any period in which Employee is receiving severance benefits, if any, from the Company or any of its affiliates, the Employee shall not, directly or indirectly, either as an employee, employer, agent, independent contractor, consultant, principal, partner, stockholder (in a private company), corporate officer, director, or in any other individual or representative capacity, engage or participate in any business that is in competition with the business of the Company or its affiliates.

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5.  TERM OF AGREEMENT. This Agreement shall commence to be effective on the date first above written and shall continue for two calendar years from the date of commencement, unless terminated as provided in Section 12 hereof.

6. COMPENSATION. During the term of this Agreement, the Company shall pay the Employee an annual salary of $120,000, with payments of $5,000 made bi-monthly on the 15th and last day of every month. All compensation provided in Sections 6 and 8 shall be subject to customary withholding tax and other employment taxes, to the extent required by law.

7. FRINGE BENEFITS. Employee shall be entitled to all fringe benefits which the Company may make available from time-to-time for persons with comparable positions and responsibilities. Without limitation, such benefits shall include participation in any life and disability insurance programs, profit incentive plans, pension or retirement plans, and bonus plans as are maintained or adopted from time-to-time by the Company. The Company shall also provide Employee with medical group insurance coverage or equivalent coverage for Employee and his dependents. The medical insurance coverage shall begin on the commencement of this Agreement and shall continue throughout the term of this Agreement. Should Employee choose not to avail himself of such benefits, the Company is not obligated to provide to the Employee the cash equivalent of these benefits. All compensation provided in
Section 7 shall be subject to customary withholding tax and other employment taxes, to the extent required by law.

8. REIMBURSEMENT OF EXPENSES. The Company shall reimburse Employee for all reasonable travel, mobile telephone, promotional and entertainment expenses directly incurred by him in connection with the performance of Employee's duties hereunder. Employee's reimbursable expenses shall be paid promptly by the Company upon presentment by Employee of an itemized list of invoices describing and verifying such expenses.

9. VACATION. The Employee shall be entitled to the vacation time and time off for holidays provided in the Company's established corporate policy for employees with comparable duties and responsibilities.

10. RIGHTS IN AND TO INVENTIONS AND PATENTS.

    10.1 DESCRIPTION OF PARTIES' RIGHTS. The Employee agrees that with respect to any inventions made by him or the Company during the term of this Agreement, solely or jointly with others, (i) which are made with the Company's equipment, supplies, facilities, trade secrets or time, or (ii) which relate to the business of the Company or the Company's actual or demonstrably anticipated research or development, or (iii) which result from any work performed by the Employee for the Company, such inventions shall belong to the Company. The Employee also agrees that the Company shall have the right to keep such inventions as trade secretes, if the Company chooses.

    10.2 DISCLOSURE REQUIREMENTS. For purposes of this Agreement, an invention is deemed to have been made during the term of this Agreement if, during such period, the invention was

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conceived or first actually reduced to practice. The Employee agrees that any patent application filed within one year after termination of his employment shall be presumed to relate to an invention made during the term of this Agreement unless he can provide evidence to the contrary. In order to permit the Company to claim rights to which it may be entitled, the Employee agrees to disclose to the Company in confidence all inventions which the Employee makes during the term of this Agreement and all patent applications filed by the Employee within one year after termination of this Agreement.

11. ARBITRATION. Any disputes arising under this Agreement will be resolved in accordance with the rules of the American Arbitration Association as they apply in the County of Los Angeles, State of California. The decision of the arbitrator shall be binding on all parties to this Agreement.

12. TERMINATION. This Agreement may be terminated in the following manner and not otherwise:

    12.1 MUTUAL AGREEMENT This Agreement may be terminated by the mutual written agreement of the Company and Employee to terminate.

    12.2 TERMINATION BY EMPLOYEE FOR BREACH. Employee may at his option and in his sole discretion terminate this Agreement for the material breach by the Company of the terms of this Agreement. In the event of such termination, Employee shall give the Company 30 days' prior written notice.

    12.3 TERMINATION BY THE COMPANY FOR BREACH. The Company may at its option immediately terminate this Agreement in the event Employee commits negligence in the performance of his duties under this Agreement, or breaches his fiduciary duty to the Company, to the Board of Directors or to the Company's shareholders. The Company may at its option terminate this Agreement in the event that the Employee does not perform his duties in accordance with the direction or policies of the Company's Board of Directors or otherwise materially breaches this Agreement; provided, however, that the Company shall give the Employee written notice of specific instances for the basis of such a termination of this Agreement by the Company. Employee shall have a period of 30 days after said notice in which to cease the alleged violations before the Company may terminate this Agreement. If Employee ceases to commit the alleged violations within said 30 day period, the Company may not terminate this Agreement pursuant to this Section. If Employee continues to commit the alleged violations after said 30 day period, the Company may terminate this Agreement immediately upon written notification to Employee.

13. IMPROPER TERMINATION. If this Agreement is terminated by Employee pursuant to Section 12.2 herein (and the Company has committed a material breach of this Agreement) or by the Company in any manner except as specifically provided in Section 12 herein, the Company shall continue to pay to Employee all of Employee's salary and benefits provided in this Agreement including, but not limited to, the salary and benefits provided in Sections 6 and 7 of this Agreement for the remaining term of this Agreement.

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14. INDEMNIFICATION. Pursuant to the provisions and subject to the limitations of the California Corporations Code, and in particular Sections 204 and 317 therein, the Company shall indemnify and hold Employee harmless as provided in Sections 14.1,14.2 and 14.3 of this Agreement. The Company shall, upon the request of Employee, assume the defense and directly bear all of the expense of any action or proceedings which may arise for which Employee is entitled to indemnification pursuant to this Section.

    14.1 INDEMNIFICATION OF EMPLOYEE FOR ACTIONS BY THIRD PARTIES. The Company hereby agrees to indemnify and hold Employee harmless from any liability, claims, fines, damages, losses, expenses, judgments or settlements actually incurred by him, including, but not limited to, reasonable attorneys' fees and costs actually incurred by him as they are incurred, as a result of Employee being made at any time a party to, or being threatened to be made a party to, any proceeding (other than an action by or in the right of the Company, which is addressed in Section 14.2 of this Agreement), relating to actions Employee takes within the scope of his employment as the Director of Strategic Planning of the Company, or any other assigned position, provided that Employee acted in good faith and in a manner he reasonably believed to be in the best interest of the Company and, in the case of a criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

    14.2 INDEMNIFICATION OF EMPLOYEE FOR ACTIONS IN THE RIGHT OF THE COMPANY. The Company hereby agrees to indemnify and hold Employee harmless from any liability, claims, damages, losses, expenses, judgments or settlements actually incurred by him, including but not limited to reasonable attorneys' fees and costs actually incurred by him as they are incurred, as a result of Employee being made a party to, or being threatened to be made a party to, any proceeding by or in the right of the Company to procure a judgment in its favor by reason of any action taken by Employee as an officer, director or agent of the Company, provided that Employee acted in good faith in a manner he reasonably believed to be in the best interests of the Company and its shareholders, and provided further, that no indemnification by the Company shall be required pursuant to this Section 14.2 (i) for acts or omissions that involve intentional misconduct or a knowing and culpable violation of law, (ii) for acts or omissions that Employee believed to be contrary to the best interests of the Company or its shareholders or that involve the absence of good faith on the part of Employee, (iii) for any transaction from which Employee derived an improper personal benefit, (iv) for acts or omissions that show a reckless disregard by Employee of his duties to the Company or its shareholders in circumstances in which Employee was aware, or should have been aware, in the ordinary course of performing his duties, of a risk of serious injury to the Company or its shareholders, (v) for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of Employee's duties to the Company or its shareholders, (vi) for any violation by Employee of Section 310 of the California Corporations Code or (vii) for any violation by Employee of Section 316 of the California Corporations Code. Furthermore, the Company has no obligation to indemnify Employee pursuant to this Section 14.2 in any of the following circumstances:

         A. In respect of any claim, issue, or matter as to which Employee is adjudged to be liable to the Company in the performance of his duties to the Company and its shareholders,

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unless and only to the extent that the court in which such action was brought determines upon application that, in view of all the circumstances of the case, he is fairly and reasonably entitled to indemnity for the expenses and then only in the amount that the court shall determine.

         B. For amounts paid in settling or otherwise disposing of a threatened or pending action without court approval.

         C. For expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval.

    14.3 REIMBURSEMENT. In the event that it is determined that Employee is not entitled to indemnification by the Company pursuant to Sections 14.1 or
14.2 of this Agreement, then Employee is obligated to reimburse the Company for all amounts paid by the Company on behalf of Employee pursuant to the indemnification provisions of this Agreement. In the event that Employee is successful on the merits in the defense of any proceeding referred to in Sections 14.1 or 14.2 of this Agreement, or any related claim, issue or matter, then the Company will indemnify and hold Employee harmless from all fees, costs and expenses actually incurred by him in connection with the defense of any such proceeding, claim, issue or matter.

15. ASSIGNABILITY OF BENEFITS. Except to the extent that this provision may be contrary to law, no assignment, pledge, collateralization or attachment of any of the benefits under this Agreement shall be valid or recognized by the Company. Payment provided for by this Agreement shall not be subject to seizure for payment of any debts or judgments against the Employee, nor shall the Employee have any right to transfer, modify, anticipate or encumber any rights or benefits hereunder; provided that any stock issued by the Company to the Employee pursuant to this Agreement shall not be subject to Section 15 of this Agreement.

16. NOTICE. Except as otherwise specifically provided, any notices to be given hereunder shall be deemed given upon personal delivery, air courier or mailing thereof, if mailed by certified mail, return receipt requested, to the following addresses (or to such other address or addresses as shall be specified in any notice given):

    In case of the Company:

         California Interactive Computing, Inc.
         c/o Incomnet, Inc.
         21031 Ventura Boulevard, Suite 1100
         Woodland Hills, California 91364

         Attention: Melvyn Reznick, Chairman of the Board of Directors

    In case of the Employee:

         Jerry Buckley
         c/o California Interactive Computing

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         25572 Avenue Stanford
         Valencia, CA 91355

17. ATTORNEYS' FEES. In the event that any of the parties must resort to legal action in order to enforce the provisions of this Agreement or to defend such suit, the prevailing party shall be entitled to receive reimbursement from the non-prevailing party for all reasonable attorneys' fees and all other costs incurred in commencing or defending such suit.

18. ENTIRE AGREEMENT This Agreement embodies the entire understanding among the parties and merges all prior discussions or communications among them, and no party shall be bound by any definitions, conditions, warranties, or representations other than as expressly stated in this Agreement or as subsequently set forth in a writing signed by the duly authorized representatives of all of the parties hereto.

19. NO ORAL CHANGE: AMENDMENT. This Agreement may only be changed or modified and any provision hereof may only be waived by a writing signed by the party against whom enforcement of any waiver, change or modification is sought. This Agreement may be amended only in writing by mutual consent of the parties.

20. SEVERABILITY. In the event that any provision of this Agreement shall be void or unenforceable for any reason whatsoever, then such provision shall be stricken and of no force and effect. The remaining provisions of this Agreement shall however, continue in full force and effect, and to the extent required, shall be modified to preserve their validity.

21. APPLICABLE LAW. This Agreement shall be construed as a whole and in accordance with its fair meaning. This Agreement shall be interpreted in accordance with the laws of the State of California, and venue for any action or proceedings brought with respect to this Agreement shall be in the County of Los Angeles in the State of California.

22. SUCCESSORS AND ASSIGNS. Each covenant and condition of this Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective heirs, personal representatives, assigns and successors in interest. Without limiting the generality of the foregoing sentence, this Agreement shall be binding upon any successor to the Company whether by merger, reorganization or otherwise.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

COMPANY:

CALIFORNIA INTERACTIVE COMPUTING, INC.,           Attest:
a California corporation
                                                  /s/ Stephen A. Caswell
                                                  ----------------------------
                                                  Stephen A. Caswell, Director

By: /s/ Melvyn Reznick
    ----------------------------------
    Melvyn Reznick
    Chairman of the Board of Directors


EMPLOYEE:

    /s/ Jerry Buckley
    ----------------------------------
    Jerry Buckley

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